Supplement dated March 9, 2022
to the Prospectus of Ameriprise Certificates
(April 28, 2021) S-6000 AU (4/21)
For Ameriprise Stock Market Certificate: Effective for sales on or after March 9, 2022, with the first term beginning on or after March 16, 2022, information about maximum return ranges and minimum guaranteed interest rate ranges on partial participation found on page 3 of the Prospectus has been revised to read as follows:
For your first term, the maximum return will be within the range of 0.35% to 1.35% for the 1 year term, 1.30% to 2.30% for the 2 year term and 2.40% to 3.40% for the 3 year term. The minimum guaranteed interest rate on partial participation will be within the range of 0.00% to 1.00% for the 1 year term, within the range of 0.00% to 1.00% for the 2 year term and within the range of 0.00% to 1.00% for the 3 year term.
The rest of the information on page 3 remains unchanged.
Shareholders should retain this Supplement for future reference.
S-6000-47 A (3/22)